IN THE UNITED STATES DISTRICT COURT
             FOR THE EASTERN DISTRICT OF PENNSYLVANIA


STEEN KANTER                  :    CIVIL ACTION
5 Beth Drive                  :
Lower Gwynedd, PA 19002       :    NO. 96-CV-232
                              :
               Plaintiff,     :
                              :
          v.                  :
                              :
LECHTERS, INC.                :
One Cape May Street           :
Harrison, NJ 07029            :
                              :
               Defendant.     :


                              ANSWER



          Defendant, Lechters, Inc., answers the factual

averments of the Complaint according to each of the numbered paragraphs, as follows:

          1.   Defendant admits that securities of Lechters, Inc.

are traded on the over-the-counter public market and that Steen

Kanter was Vice Chairman of the Board of Directors and Chief

Executive Officer at the time of his employment with Lechters,

Inc.  Defendant denies all other allegations of Paragraph 1 of the Complaint.

          2.   Defendant denies the allegations of Paragraph 2 of

the Complaint.

          3.   Defendant admits that Steen Kanter resides at 5

Beth Drive, Lower Gwynedd, PA 19002 and that until January 10,

1996, he was Vice Chairman of the Board and Chief Executive

Officer of Lechters, Inc., who defendant hired to perform his duties "subject to the direction of the Board of Directors of the

Company".  Defendant does not have knowledge or information

sufficient to form a belief about the truth of the averment that

Steen Kanter is a citizen of the Commonwealth of Pennsylvania.

Defendant denies all other allegations of Paragraph 3 of the

Complaint.

          4.   Defendant admits the allegations in Paragraph 4 of

the Complaint that Lechters, Inc. is a New Jersey corporation,

that its principal office is at One Cape May Street, Harrison,

NJ, that Lechters, Inc. is "the largest housewares specialty retailer in the county", and that it has 642 retail outlets.

Defendant denies all other allegations of the Complaint.

          5.   Defendant admits the citizenship of the parties is

diverse.  Defendant denies all other allegations of Paragraph 5 of the Complaint.

          6.   Defendant admits that the stock of Lechters, Inc.

is publicly held and is traded on the over-the-counter market;

that Lechters, Inc. had 17,333,000 shares of common stock

outstanding as of July 29, 1995; that Lechters, Inc. had sales of

$399.3 million for fiscal year 1994; that Donald Jonas was the largest single shareholder (24.4%) of Lechters, Inc. during all times relevant to the allegations in the Complaint; and that

Donald Jonas is Chairman of the Board and the former and present

Chief Executive Officer of Lechters, Inc.  Defendant denies all other allegations of Paragraph 6 of the Complaint.

          7.   Defendant denies the allegations of Paragraph 7 of

the Complaint.

          8.   Defendant denies the allegations of Paragraph 8 of

the Complaint.

          9.   Defendant admits that Mr. Kanter was employed by

Ikea before he was employed by Lechters, Inc.  Defendant does not have knowledge or information sufficient to form a belief about the truth of the other allegations of Paragraph 9, and therefore denies those allegations.

          10.  Defendant admits the allegations of Paragraph 10

of the Complaint that Mr. Jonas had discussions with Mr. Kanter;

that following those discussions Mr. Kanter entered into a

written employment agreement with Lechters, Inc., effective

January 11, 1994; that Exhibit "A" attached to the Complaint is a true copy of that employment agreement (the "Contract"); and that

Mr. Kanter had the duties of a CEO subject to the direction of the Board of Directors.  Defendant denies all other allegations of Paragraph 10 of the Complaint.

          11.  Defendant admits the allegations in Paragraph 11

of the Complaint that after discussions between Mr. Kanter and

Lechters, Mr. Kanter and Lechters entered into the Contract.

Defendant denies all other allegations of Paragraph 11 of the

Complaint.  Defendant refers to the Contract for the terms

thereof.

          12.  Defendant admits that Mr. Kanter and Lechters,

Inc. entered into the Contract.  Defendant refers to the Contract for the terms thereof.  Defendant denies all other allegations of

Paragraph 12 of the Complaint.

          13.  Defendant denies the allegations of Paragraph 13

of the Complaint.

          14.  Defendant admits a 579-day business plan was

created for Lechters, Inc.  Defendant does not have knowledge or information sufficient to form a belief about the truth of the allegations about the extent of interest in Lechters' stock based on the plan as distinguished from all other factors concerning

Lechters, Inc. and thus denies those allegations.  Defendant denies all other allegations of Paragraph 14 of the Complaint.

          15.  Defendant admits that the amount of Mr. Kanter's

compensation provided under the Contract was increased by $50,000 effective February 1, 1995 and that in the discretion of the

Board of Directors Lechters, Inc. paid Mr. Kanter a bonus of

$50,000 for services rendered during fiscal year 1994.  Defendant denies all other allegations of Paragraph 15 of the Complaint.

          16.  Defendant admits that Mr. Kanter had press

interviews and appearances for Lechters, Inc. which included television and radio interviews and investment seminars.

Defendant denies all other allegations of Paragraph 16 of the

Complaint.

          17.  Defendant denies the allegations of Paragraph 17

of the Complaint.

          18.  Defendant does not have knowledge or information

sufficient to form a belief about the truth of the allegations as to all the reasons for the decline in the price of Lechters'

stock during the summer of 1995, and as to any alleged

expressions of outrage and embarrassment by individual Directors.

Defendant denies all other allegations of Paragraph 18 of the

Complaint.

          19.  Defendant admits that at its meeting on December

13, 1995 the Board of Directors of Lechters, Inc. approved the

Second Business Plan by a unanimous vote.  Defendant denies all other allegations of Paragraph 19 of the Complaint.

          20.  Defendant admits the allegations of Paragraph 20

of the Complaint that Mr. Jonas, Mr. Kanter and members of the

Management Group held a meeting on Friday, January 5, 1996; and

that the Management Group included the Senior Vice President and

Chief Merchandise Manager, Vice President and Chief Financial

Officer, and the Vice Presidents of Real Estate, Human Resources,

Administration, and Stores.  Defendant denies all other

allegations of Paragraph 20 of the Complaint.

          21.  Defendant denies the allegations of Paragraph 21

of the Complaint.

          22.  Defendant admits that Mr. Jonas and Mr. Kanter had

a discussion about the January 5, 1996 Management Group Meeting.

Defendant denies all other allegations of Paragraph 22 of the

Complaint.

          23.  Defendant denies the allegations of Paragraph 23

of the Complaint.

          24.  Defendant denies the allegations of Paragraph 24

of the Complaint.

          25.  Defendant denies the allegations of Paragraph 25

of the Complaint.

          26.  Defendant admits that on Friday, January 5, 1996

Mr. Kanter spoke to Charles Davis, a member of the Board of

Directors of Lechters, Inc. and a Limited Partner of Goldman,

Sachs & Co., by telephone; that in the conversation Mr. Kanter stated that Mr. Jonas had fired him; and that Mr. Davis stated

that only the Board of Directors had the power to fire Mr.

Kanter.  Defendant avers that during the conversation Mr. Davis told Mr. Kanter that he should go back to work, and Mr. Kanter replied, "I cannot do that; I won't do that."  Defendant denies all other allegations in Paragraph 26 of the Complaint.

          27.  Defendant admits the allegations of Paragraph 27

of the Complaint that Mr. Kanter had a telephone conversation on

January 5, 1996 with Bernard Fischman; that Mr. Fischman is a member of the Board of Directors and outside counsel for

Lechters, Inc.; that among the matters discussed during the

telephone conversation were the following: that Mr. Fischman told

Mr. Kanter a board meeting had been scheduled for Monday, January

8, 1996;  that Mr. Kanter spoke to Mr. Fischman about the January

5 meeting; that Mr. Kanter stated he would not return to work unless and until Mr. Jonas apologized in writing for Mr. Jonas'

statements at the January 5 meeting and also agreed to apologize in person in the presence of Mr. Kanter at a meeting with the

Management Group, and that his demand for the apology was non-

negotiable; that Mr. Fischman told Mr. Kanter that Mr. Jonas would not apologize; and that Mr. Kanter stated he was drafting a demand for the apology to fax to Mr. Jonas.  Defendant denies all other allegations in Paragraph 27 of the Complaint.

          28.  Defendant admits Mr. Kanter was a member of the

Board of Directors of Lechters, Inc. from the time of his

employment until his resignation was accepted by the Board on

January 10, 1996; and that Mr. Kanter received oral notice of the meeting and the agenda.  Defendant denies all other allegations of Paragraph 28 of the Complaint.

          29.  Defendant admits the allegations of Paragraph 29

of the Complaint.

          30.  Defendant denies the allegations of Paragraph 30

of the Complaint.

          31.  Defendant admits that on January 8 and 9, 1996 Mr.

Kanter communicated with Mr. Jonas.  Defendant does not have knowledge or information sufficient to form a belief about other individuals to whom plaintiff refers.  Defendant denies all other allegations of Paragraph 31 of the Complaint.

          32.  Defendant denies the allegations of Paragraph 32

of the Complaint because they do not state factual averments for which an answer is required, but rather state legal conclusions for which no answer is required.  Defendant refers to the

Contract for the terms thereof.

          33.  Defendant denies the allegations of Paragraph 33

of the Complaint because they do not state factual averments for which an answer is required, but rather state legal conclusions for which no answer is required.  Defendant refers to the

Contract for the terms thereof.

          34.  Defendant admits that Bernard Fischman and John

Wolff are members of the Board of Directors of Lechters, Inc.;

that John Wolff is a member of the Executive Committee; that Mr.

Wolff and Mr. Fischman asked to speak with Mr. Kanter privately when he arrived for the January 10, 1996 Board meeting; and that they spoke together prior to the Board meeting.  Defendant denies all other allegations of Paragraph 34 of the Complaint.

          35.  Defendant denies the allegations of Paragraph 35

of the Complaint.

          36.  Defendant denies the allegations of Paragraph 36

of the Complaint.

          37.  Defendant denies the allegations of Paragraph 37

of the Complaint.

          38.  Defendant denies the allegations of Paragraph 38

of the Complaint.

          39.  Defendant admits the allegations in Paragraph 39

of the Complaint that after the Board meeting Messrs. Fischman and Wolff told Mr. Kanter that the Board had voted to accept his resignation and had named Donald Jonas as President and CEO of

Lechters, and that a press release stating those actions would be issued.  Defendant denies the allegation that "Mr. Kanter had never submitted his resignation", and denies all other

allegations of Paragraph 39 of the Complaint.

          40.  Defendant admits the allegations of Paragraph 40

of the Complaint.

          41.  Defendant does not have knowledge or information

sufficient to form a belief about the truth of the allegations of

Paragraph 41 of the Complaint, and therefore denies those

allegations.

          42.  Defendant denies the allegations of Paragraph 42

of the Complaint.

          43.  Defendant denies the allegations of Paragraph 43

of the Complaint.

          44.  Defendant denies the allegations of Paragraph 44

of the Complaint.

          45.  Defendant denies the allegations of Paragraph 45

of the Complaint.

          46.  Defendant admits that Mr. Kanter is the beneficial

owner of certain shares of the common stock of Lechters, Inc.

through his 401(k) plan and that he holds options to purchase certain shares of Lechters, Inc. at a price of $11.50 per share.

Defendant denies all other allegations in Paragraph 46 of the

Complaint.

          47.  Defendant denies the allegations of Paragraph 47

of the Complaint.

          48.  Defendant denies the allegations of Paragraph 48

of the Complaint.

          49.  In response to Paragraph 49 of the Complaint,

Defendant has previously stated its answers to the allegations in

Paragraphs 1 - 48 of the Complaint which Defendant hereby

incorporates by reference as if set forth at length herein.

          50.  Defendant denies the allegations of Paragraph 50

of the Complaint.

          51.  Defendant denies the allegations of Paragraph 51

of the Complaint.

          52.  Defendant denies the allegations of Paragraph 52

of the Complaint.

          53.  Defendant denies the allegations of Paragraph 53

of the Complaint.

          54.  Defendant denies the allegations of Paragraph 54

of the Complaint.

          55.  Defendant denies the allegations of Paragraph 55

of the Complaint.

          56.  In response to Paragraph 56 of the Complaint,

Defendant has stated its answers to the allegations in Paragraphs

1 - 55 of the Complaint, which Defendant hereby incorporates by reference as if set forth at length.

          57.  Defendant denies the allegations of Paragraph 57

of the Complaint.

          58.  Defendant admits that Lechters, Inc. did not serve

a notice of termination on Mr. Kanter.  Defendant denies all other allegations of Paragraph 58 of the Complaint.

          59.  Defendant denies the allegations of Paragraph 59

of the Complaint.

          60.  Defendant denies the allegations of Paragraph 60

of the Complaint.

          61.  Defendant denies the allegations of Paragraph 61

of the Complaint.

          WHEREFORE, Defendant, Lechters, Inc., requests the

Court to enter judgment in favor of Lechters, Inc. on all claims alleged in the Complaint.



                       AFFIRMATIVE DEFENSES

                    FIRST AFFIRMATIVE DEFENSE

          1.   The Complaint fails to state claim for which

relief can be granted.

                    SECOND AFFIRMATIVE DEFENSE

          2.   Plaintiff lacks standing to bring a claim under

Section 10(b) of the Securities Exchange Act of 1934 and Rule

10b-5 thereunder.

                    THIRD AFFIRMATIVE DEFENSE

          3.   Plaintiff's claim under Section 10(b) of the

Securities Exchange Act of 1934 and Rule 10b-5 thereunder is barred because Plaintiff's claim is not in connection with the purchase or sale of a security.

                    FOURTH AFFIRMATIVE DEFENSE

          4.   Plaintiff's claim under Section 10(b) of the

Securities Exchange Act of 1934 and Rule 10b-5 thereunder does not allege fraud with the specificity required by applicable law,

rule, and statute.

                    FIFTH AFFIRMATIVE DEFENSE

          5.   Defendant at all times acted in good faith and

without knowledge of wrongdoing and did not directly or

indirectly induce any act or acts constituting any purported violation or purported cause of action alleged in the Complaint.

                    SIXTH AFFIRMATIVE DEFENSE

          6.   Plaintiff has suffered neither harm nor

"irreparable harm".

                   SEVENTH AFFIRMATIVE DEFENSE

          7.   In refraining from trading shares of Lechters,

Inc. stock, Plaintiff assumed the risk related thereto.

                    EIGHTH AFFIRMATIVE DEFENSE

          8.   Any injury, harm or loss sustained by Plaintiff

was not proximately caused by any unlawful act or omission by

Defendant.

                    NINTH AFFIRMATIVE DEFENSE

          9.   Any harm or injury suffered by Plaintiff resulted

from his own decisions and conduct.

                    TENTH AFFIRMATIVE DEFENSE

          10.  Plaintiff's alleged decision not to trade shares

of Lechters, Inc. stock was made in reliance on facts or factors other than the alleged misrepresentations or omissions contained in the Complaint.

                   ELEVENTH AFFIRMATIVE DEFENSE

          11.  Defendant owed no duty to disclose the allegedly

omitted information in the press release, and at all times

Plaintiff concedes he had knowledge of the alleged omissions and misrepresentations contained in the Complaint.

                   TWELFTH AFFIRMATIVE DEFENSE

          12.  The alleged omitted information and

misrepresentations were in the public domain on January 16, 1996,

and a copy of the Complaint and Defendant's position with respect thereto is being filed on Form 8K on February 9, 1996 with the

Securities and Exchange Commission, and Plaintiffs request for injunctive relief is moot.

                  THIRTEENTH AFFIRMATIVE DEFENSE

          13.  The alleged omitted information did not constitute

material information.

                  FOURTEENTH AFFIRMATIVE DEFENSE

          14.  No breach of contract by Defendant has occurred,

because Plaintiff resigned his position and Defendant accepted his resignation.

                  FIFTEENTH AFFIRMATIVE DEFENSE

          15.  No breach of contract occurred because Defendant

was entitled to terminate Plaintiff's employment because

Plaintiff acted with gross negligence in the performance of his duties under the Contract between Plaintiff and Defendant.

                  SIXTEENTH AFFIRMATIVE DEFENSE

          16.  Plaintiff's Complaint fails to state a claim upon

which punitive damages can be awarded.

                 SEVENTEENTH AFFIRMATIVE DEFENSE

          17.  Plaintiff has failed to mitigate his damages and

failed to comply with Paragraph 9(c) of the Contract between

Plaintiff and Defendant, including that he "shall use his best efforts to obtain employment commensurate with his ability and experience."

                  EIGHTEENTH AFFIRMATIVE DEFENSE

          18.  Any damages or compensation to which Plaintiff is

entitled is controlled by Paragraph 9(c) of the Contract between

Plaintiff and Defendant, including that Plaintiff is only

entitled to receive such compensation expressly stated therein,

"less any amounts received by employee as results of other

employment."


                         /s/ STEPHEN W. ARMSTRONG
                         Stephen W. Armstrong
                         Identification No. 16218
                         MONTGOMERY, McCRACKEN, WALKER & RHOADS
                         Twentieth Floor, Three Parkway
                         Philadelphia, Pa.  19102
                         (215) 665-7552

                         /s/ JAY G. SAFER
                         Jay G. Safer
                         LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                         125 West 55th Street
                         New York, NY  10019-4513
                         (212) 424-8287

                         Attorneys for Defendant, Lechters, Inc.


Dated:  February 9, 1996



                      CERTIFICATE OF SERVICE


          I certify that on this date I caused a copy of this

Complaint to be served upon counsel for the plaintiff by mail addressed to:

                    Paul R. Rosen
                    Daniel J. Dugan
                    1700 Market Street, 29th Floor
                    Philadelphia, PA  19103
                    (215)241-8800



                    Attorneys for Plaintiff, Steen Kanter

                         /s/ STEPHEN W. ARMSTRONG
                         Stephen W. Armstrong




Date:  February 9, 1996